Exhibit 99.2

Contact:	FOR RELEASE:
Richard E. Moran Jr.	April 29, 2002
Executive Vice President
and Chief Financial Officer
(310) 563-5533
or
Tyler H. Rose
Senior Vice President
and Treasurer
(310) 563-5531

KILROY REALTY CORPORATION REPORTS
FIRST QUARTER FINANCIAL RESULTS

LOS ANGELES, April 29, 2002—Kilroy Realty Corporation (NYSE: KRC) today reported financial results for its first quarter ended March 31, 2002, with net income of $13.5 million, or $0.49 per share, on revenues of $52.6 million. Included in the company’s first-quarter earnings is $3.9 million, or $0.13 per share, of non-recurring preferred return income. In the first quarter of 2001, KRC reported net income of $6.4 million, or $0.24 per share, on revenues of $50.4 million.

Funds from operations (FFO) totaled $27.2 million, or $0.89 per share, compared to $21.9 million, or $0.72 per share in the prior year’s first quarter.

All per-share amounts in this report are presented on a diluted basis.

As previously reported, the company completed in the first quarter the buyout of the remaining real estate interests in twelve properties from The Allen Group. In connection with that transaction, KRC recognized $0.13 per share of preferred return income on its equity investment that had been earned previously but had been fully reserved for financial reporting purposes until the buyout was completed and the related litigation between the parties was settled.

KRC completed and stabilized $32 million of new development in the first quarter of 2002, adding an aggregate 131,300 square feet of space in two new office properties to its portfolio. At quarter’s end, the company’s stabilized portfolio was 94.2% occupied.

KRC has an additional 910,000 square feet of space currently in lease-up, under construction or committed for construction representing a total estimated investment of approximately $263 million. These properties are 62% leased or committed.

Some of the information presented in this release is forward-looking in nature within the meaning of the Private Securities Litigation Reform Act of 1995. Although Kilroy Realty Corporation believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, there can be no assurance that its expectations will be achieved. Certain factors that could cause actual results to differ materially from Kilroy Realty’s expectations are set forth as risk factors in the company’s Securities and Exchange Commission reports and filings. Included among these factors are changes in general economic conditions, including changes in the economic conditions affecting industries in which its principal tenants compete; any failure of the general economy to recover timely from the current economic downturn; Kilroy Realty’s ability to timely lease or re-lease space at current or anticipated rents; changes in interest rates; changes in operating costs, including utility costs; future demand for its debt and equity securities; its ability to refinance its debt on reasonable terms at maturity; its ability to complete current and future development projects on schedule and on budget; the demand for office space in markets in which Kilroy Realty has a presence; and risks detailed from time to time in the company’s SEC reports, including quarterly reports on Form 10-Q, reports on Form 8-K and annual reports on Form 10-K. Many of these factors are beyond Kilroy Realty’s ability to control or predict. Forward-looking statements are not guarantees of performance. For forward-looking statements herein, Kilroy Realty claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Kilroy Realty Corporation is a Southern California-based real estate investment trust active in the office and industrial property sectors. For more than 50 years, the company has owned, developed, acquired and managed real estate assets primarily in the coastal regions of California and Washington. Principal submarkets for KRC’s current development program include West Los Angeles, El Segundo and coastal San Diego, where the company’s total development pipeline is more than $500 million. At March 31, 2002, the company owned 7.4 million square feet of commercial office space and 5.1 million square feet of industrial space.

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KILROY REALTY CORPORATION
SUMMARY QUARTERLY RESULTS

(unaudited, in thousands, except per share data)

	Three Months Ended March 31, 2002	Three Months Ended March 31, 2001
Revenues	$52,635	$50,367

Net Income available to common stockholders (1)	$13,507	$6,426
Weighted average common shares outstanding—basic	27,256	26,713
Weighted average common shares outstanding—diluted	27,550	26,971

Net Income per share of common stock—basic	$0.50	$0.24
Net Income per share of common stock—diluted	$0.49	$0.24

Operating Earnings (2)	$15,017	$8,358

Weighted average common shares/units outstanding—basic (3)	30,317	30,225
Weighted average common shares/units outstanding—diluted (3)	30,611	30,484

Operating Earnings per common share/unit—basic (3)	$0.50	$0.28
Operating Earnings per common share/unit—diluted (3)	$0.49	$0.27

Funds From Operations	$27,153	$21,876

Funds From Operations per common share/unit—basic (3)	$0.90	$0.72
Funds From Operations per common share/unit—diluted (3)	$0.89	$0.72

Common shares outstanding at end of period	27,572	26,975
Common partnership units outstanding at end of period	4,458	3,282

Total common shares and units outstanding at end of period	32,030	30,257

	March 31, 2002	March 31, 2001
Occupancy rates:
California	93.9%	96.4%
Washington	98.3%	100.0%
Arizona	100.0%	100.0%
Nevada		100.0%

Weighted average total	94.2%	96.6%

Total square feet of stabilized properties owned at end of period:
Office	7,357	7,064
Industrial	5,086	5,768

Total	12,443	12,832

(1)	Net Income after minority interests.
(2)	Excludes effect of 2001 charge for cumulative effect of change in accounting principle of $1.4 million.
(3)	Calculated based on weighted average shares outstanding assuming conversion of all common limited partnership units outstanding.

KILROY REALTY CORPORATION CONSOLIDATED BALANCE SHEETS

(unaudited, in thousands)

	March 31, 2002	December 31, 2001
ASSETS
INVESTMENT IN REAL ESTATE:
Land and improvements	$277,842	$269,366
Buildings and improvements	1,179,214	1,140,499
Undeveloped land and construction in progress	204,566	191,129

Total investment in real estate	1,661,622	1,600,994
Accumulated depreciation and amortization	(248,702)	(241,665)

Investment in real estate, net	1,412,920	1,359,329

Cash and cash equivalents	10,432	16,487
Restricted cash	5,984	5,413
Tenant receivables, net	30,051	32,151
Deferred financing and leasing costs, net	42,208	37,068
Prepaid expenses and other assets	4,896	6,781

TOTAL ASSETS	$1,506,491	$1,457,229

LIABILITIES & STOCKHOLDERS’ EQUITY
LIABILITIES:
Secured debt	$457,186	$459,587
Unsecured line of credit	284,000	155,000
Unsecured term facility		100,000
Accounts payable, accrued expenses and other liabilities	49,745	53,879
Accrued distributions	15,163	14,634
Rents received in advance and tenant security deposits	15,155	15,955

Total liabilities	821,249	799,055

MINORITY INTERESTS:
8.075% Series A Cumulative Redeemable
Preferred unitholders	73,716	73,716
9.375% Series C Cumulative Redeemable
Preferred unitholders	34,464	34,464
9.250% Series D Cumulative Redeemable
Preferred unitholders	44,321	44,321
Common unitholders of the Operating Partnership	74,477	49,176
Minority interest in Development LLCs		15,869

Total minority interests	226,978	217,546

STOCKHOLDERS’ EQUITY:
Common stock	275	274
Additional paid-in capital	494,354	479,295
Distributions in excess of earnings	(33,305)	(33,163)
Accumulated net other comprehensive loss	(3,060)	(5,778)

Total stockholders’ equity	458,264	440,628

TOTAL LIABILITIES & STOCKHOLDERS’ EQUITY	$1,506,491	$1,457,229

KILROY REALTY CORPORATION CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited, in thousands, except per share data)

	Three Months Ended March 31, 2002	Three Months Ended March 31, 2001
REVENUES:
Rental income	$45,295	$44,379
Tenant reimbursements	5,618	5,520
Interest income	285	436
Other income	1,437	32

Total revenues	52,635	50,367

EXPENSES:
Property expenses	7,701	6,982
Real estate taxes	3,850	3,635
General and administrative expenses	2,968	3,089
Ground leases	383	392
Interest expense	9,359	10,791
Depreciation and amortization	12,866	13,611

Total expenses	37,127	38,500

Income from operations	15,508	11,867
Net gains on dispositions of operating properties		305

Income before minority interests and cumulative effect of change in accounting principle	15,508	12,172

Minority interests:
Distributions on Cumulative Redeemable Preferred units	(3,375)	(3,375)
Minority interest in earnings of Operating Partnership	(1,510)	(845)
Recognition of previously reserved Development LLC preferred return	3,908
Minority interest in earnings of Development LLCs	(1,024)	(134)

Total minority interests	(2,001)	(4,354)

Net income before cumulative effect of change in accounting principle	13,507	7,818
Cumulative effect of change in accounting principle		(1,392)

Net income	$13,507	$6,426

Weighted average shares outstanding—basic	27,256	26,713
Weighted average shares outstanding—diluted	27,550	26,971

Net Income per common share—basic	$0.50	$0.24

Net Income per common share—diluted	$0.49	$0.24

KILROY REALTY CORPORATION
OPERATING EARNINGS

(unaudited, in thousands, except per share data)

	Three Months Ended March 31, 2002	Three Months Ended March 31, 2001
Net income	$13,507	$6,426
Adjustments:
Minority interest in earnings of Operating Partnership	1,510	845
Net gains on dispositions of operating properties		(305)
Cumulative effect of change in accounting principle		1,392

Operating Earnings	$15,017	$8,358

Weighted average common shares/units outstanding—basic	30,317	30,225
Weighted average common shares/units outstanding—diluted	30,611	30,484

Operating Earnings per common share/unit—basic	$0.50	$0.28

Operating Earnings per common share/unit—diluted	$0.49	$0.27

KILROY REALTY CORPORATION
FUNDS FROM OPERATIONS

(unaudited, in thousands, except per share data)

	Three Months Ended March 31, 2002	Three Months Ended March 31, 2001
Operating Earnings	$15,017	$8,358
Adjustments:
Depreciation and amortization	12,136	12,970
Non-cash amortization of restricted stock grants		548

Funds From Operations	$27,153	$21,876

Funds From Operations per common share/unit—basic	$0.90	$0.72

Funds From Operations per common share/unit—diluted	$0.89	$0.72

KILROY REALTY CORPORATION
FUNDS AVAILABLE FOR DISTRIBUTION

(unaudited, in thousands, except per share data)

	Three Months Ended March 31, 2002	Three Months Ended March 31, 2001
Funds From Operations	$27,153	$21,876
Adjustments:
Amortization of deferred financing costs	778	381
Tenant improvements, leasing commissions and recurring capital expenditures	(335)	(1,011)
Net effect of straight-line rents	(1,228)	(1,714)

Funds Available for Distribution	$26,368	$19,532

Funds Available for Distribution per common share/unit—basic	$0.87	$0.65

Funds Available for Distribution per common share/unit—diluted	$0.86	$0.64